UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

PHYSICIANS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

735 N. Water Street, Suite 1000 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 978-6494

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously reported in Physicians Realty Trust’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2014, Physicians Realty L.P. (the “operating partnership”) and the Company entered into the First Amendment to Shared Services Agreement, dated July 31, 2014 (the “First Amendment”), with B.C. Ziegler and Company (“Ziegler”), which amended certain terms of that certain Shared Services Agreement dated July 24, 2013 (the “Agreement”) among Ziegler, the Company and the operating partnership.  The Company was formed from four healthcare real estate funds managed by Ziegler and Ziegler, together with funds managed by Ziegler, owns approximately 10% of the common units of the operating partnership.

Among other things, the First Amendment reduced the shared services to be provided by Ziegler, the term of the Agreement, and the monthly fee to be paid by the Company for the remainder of the term.  In consideration of these changes, the Company is obligated to make a one-time payment to Ziegler in the amount of $1,800,000 (the “Amendment Payment”), which may be paid in cash or in unrestricted common shares of the Company as determined by the Company in its sole discretion.

On August 19, 2014, the Company’s shelf registration statement on Form S-3 (File No. 333-197842) was declared effective by the SEC (the “Shelf Registration Statement”) and the Company made the Amendment Payment by issuing 124,913 common shares of beneficial interest, $0.01 par value per share (the “Shares”), to Ziegler. The Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Shelf Registration Statement, and are being offered by the Company pursuant to a prospectus dated August 19, 2014, as supplemented by a prospectus supplement dated August 19, 2014, filed with the SEC pursuant to Rule 424(b) of the Securities Act.

In connection with the offering of the Shares, the Company is filing as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K opinions of Venable LLP, its Maryland counsel, and Baker & McKenzie LLP, its tax counsel, respectively.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits

5.1                               Opinion of Venable LLP

8.1                               Opinion of Baker & McKenzie LLP with respect to tax matters

23.1                        Consent of Venable LLP (included in Exhibit 5.1 above)

23.2                        Consent of Baker & McKenzie LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2014	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Venable LLP
8.1	Opinion of Baker & McKenzie LLP with respect to tax matters
23.1	Consent of Venable LLP (included in Exhibit 5.1 above)
23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1)